UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 9, 2004



                             PYR Energy Corporation
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                        001-15511             95-4580642
           --------                        ---------             ----------
 (State or other jurisdiction      (Commission File Number)    (IRS Employer
       of incorporation)                                     Identification No.)


                1675 Broadway, Suite 2450, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
                                                           --------------


                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events and Regulation FD Disclosure.
             -----------------------------------------

         On September 9, 2004, PYR Energy Corporation (the "Company") issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------


                                  Exhibit Index

Exhibit
Number            Exhibit Title

99.1     Press release dated September 8, 2004.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 9, 2004                    PYR ENERGY CORPORATION
     -------------------



                                  By:  /s/ D. Scott Singdahlsen
                                       -----------------------------------------
                                           D. Scott Singdahlsen,
                                           President and Chief Executive Officer